UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2024 (May 1, 2024)

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 1, 2024, Regency Centers Corporation (“the Company”) held an annual meeting of its shareholders to vote on the following proposals:

Proposal One - Election of Directors: The board of directors proposed eleven nominees to stand for election at the 2024 meeting and each of the nominees was elected at the meeting. Each of the nominees was elected to serve until the 2025 annual meeting or until their successors are duly elected and qualified. The voting results are as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Martin E. Stein, Jr.	166,855,586	2,717,077	40,456	4,801,228
Bryce Blair	167,948,155	1,630,634	34,330	4,801,228
C. Ronald Blankenship	164,504,040	5,075,051	34,028	4,801,228
Kristin A. Campbell	168,089,985	1,491,117	32,017	4,801,228
Deirdre J. Evens	167,343,968	2,237,666	31,485	4,801,228
Thomas W. Furphy	169,468,166	111,509	33,444	4,801,228
Karin M. Klein	167,732,969	1,848,321	31,829	4,801,228
Peter D. Linneman	166,029,195	3,549,843	34,081	4,801,228
David P. O'Connor	164,869,443	4,637,823	105,853	4,801,228
Lisa Palmer	169,024,227	556,726	32,166	4,801,228
James H. Simmons, III	168,229,303	1,349,475	34,341	4,801,228

Proposal Two - Advisory Vote on Executive Compensation for Fiscal Year 2023: Results of the non-binding advisory vote of the shareholders on the executive compensation of the Company's named executive officers for fiscal year 2023 are listed below, the Company’s executive compensation for fiscal year 2023 has been approved:

For	Against	Abstain	Broker Non-Votes
164,111,678	5,404,109	97,332	4,801,228

Proposal Three - Ratification of Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accounting firm of the Company for the current fiscal year ending December 31, 2024. The board of directors also directed that the appointment of the independent public accounting firm be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLC, with the voting results as follows:

For	Against	Abstain
162,820,336	11,548,445	45,566

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 2, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary